U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

September 10, 2007

Commission File No. 0-32893

Cal Bay International, Inc.

(Exact name of small business issuer as specified in its charter)

NEVADA     26-0021800

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

6965 El Camino Real, Suite 150, Carlsbad, CA 92009

(Address of principal executive offices)

(760)-930-0100

 (Issuer's telephone number)

Palomar Airport Road, Suite 100, Carlsbad, CA 92011

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal officers; Election of Directors; Appointment of Principal Officers

Roger Pawson, the President of Cal Bay International, Inc. has been terminated as President and CEO effective September 10, 2007. Subsequent to his termination, Syed Hasan Rizvi, Director was appointed to the position of CEO and President. Mr. Rizvi's resume will be made available through future filings.

Currently the company's contact information remains the same. The Company remains fully operational and continues to maintain its property portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cal Bay International, Inc.

(Registrant)

Date:September 10, 2007

By: /s/ Syed Hasan Rizvi

Syed Hasan Rizvi,

DIRECTOR